UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2026
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Everpure, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37570	27-1069557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2555 Augustine Dr. Santa Clara, California 95054
(Address of Principal Executive Offices and Zip Code)

(800) 379-7873
(Registrant’s Telephone Number, Including Area Code)

Pure Storage, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	PSTG	New York Stock Exchange LLC
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2026, Pure Storage, Inc. (the “Company”) changed its corporate name to Everpure, Inc., pursuant to a certificate of amendment to amended and restated certificate of incorporation (the "Certificate of Amendment") filed with the Delaware Secretary of State on February 20, 2026 (the “Name Change”). Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change.

In connection with the Name Change, the Company’s Board of Directors also approved amended and restated bylaws, effective as of February 23, 2026, to reflect the Name Change (the "Amended and Restated Bylaws").

Following the Name Change, the Company's shares of Class A common stock will continue to trade under the ticker symbol "PSTG" on the New York Stock Exchange.

Copies of the Certificate of Amendment and the Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, with this Current Report on Form 8-K and are incorporated herein by reference. The only change to the Company’s prior amended and restated certificate of incorporation and prior amended and restated bylaws is the change of the Company’s corporate name from "Pure Storage, Inc." to "Everpure, Inc." in each document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are furnished herewith:

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pure Storage, Inc.
(Registrant)

Date:	February 23, 2026	By:	/s/ Nicole Armstrong
Nicole Armstrong
Chief Administrative and Legal Officer